Exhibit 10.1

UIPATH, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made and entered into as of February 1, 2021 by and among UiPath, Inc., a Delaware corporation (the “Company”), each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”.

RECITALS

WHEREAS, certain of the Investors (the “Existing Investors”) possess information rights, rights of first offer and other rights pursuant to that certain Amended and Restated Investors’ Rights Agreement dated as of July 9, 2020 by and among the Company and such Existing Investors (the “Prior Agreement”);

WHEREAS, the Prior Agreement may be amended, and any provision therein waived, with the consent of the Company and the holders of at least seventy percent (70%) of the Registrable Securities then outstanding (as such term is defined in the Prior Agreement);

WHEREAS, the Existing Investors, as holders of at least seventy percent (70%) of the outstanding Registrable Securities (as such term is defined in the Prior Agreement) of the Company, desire to terminate the Prior Agreement in its entirety and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement; and

WHEREAS, certain of the Investors are parties to that certain Series F Preferred Stock Purchase Agreement, dated as of February 1, 2021, by and among the Company and certain of the Investors (the “Purchase Agreement”), which provides that as a condition to the closing of the sale of shares of the Company’s Series F Preferred Stock, par value $0.00001 per share (the “Series F Preferred Stock”), this Agreement must be executed and delivered by such Investors, Existing Investors holding at least seventy percent (70%) of the outstanding Registrable Securities (as such term is defined in the Prior Agreement) and the Company.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Company and the Investors, including the Existing Investors, each hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

1. DEFINITIONS. For purposes of this Agreement:

“Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control or common management with such specified Person, including, without limitation, any general partner, managing partner, managing member, officer or director of such Person and any venture capital fund or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company or registered investment adviser with, such specified Person. For purposes of this definition, the terms

“controlling,” “controlled by,” or “under common control with” shall mean the possession, directly or indirectly, of (a) the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise, or (b) the power to elect or appoint at least fifty percent (50%) of the directors, managers, general partners, or persons exercising similar authority with respect to such Person.

“Alkeon” means Alkeon Innovation Master Fund, LP and Alkeon Innovation Opportunity Master Fund, LP.

“Board” means the Board of Directors of the Company.

“Budget” shall have the meaning given to that term in Section 3.1.1.

“business day” means a weekday on which banks are open for general banking business in New York City, New York.

“CFIUS” means the Committee on Foreign Investment in the United States. “CFIUS Filing” means a Declaration or CFIUS Notice.

“CFIUS Notice” means a notification of a Potential CFIUS Transaction submitted to CFIUS pursuant to the DPA.

“CFIUS Approval” means, following a CFIUS Filing with respect to a Potential CFIUS Transaction, the applicable Investor and the Company shall have received written notice from CFIUS stating that: (i) CFIUS has concluded that the Potential CFIUS Transaction is not a “covered transaction” and not subject to review under the DPA; (ii) CFIUS has completed an assessment of the Declaration or a review or investigation of the Potential CFIUS Transaction based on a CFIUS Notice and has concluded all action under the DPA; or (iii) CFIUS has sent a report to the President of the United States (the “President”) requesting the President’s decision and either (A) the President has announced a decision not to take any action to suspend, prohibit or place any limitations on the Potential CFIUS Transaction or (B) the President has not announced a decision to take any action to suspend or prohibit the Potential CFIUS Transaction within fifteen (15) days after the earlier of (x) the date upon which CFIUS has completed its investigation of the Potential CFIUS Transaction or (y) the date on which CFIUS has referred the Potential CFIUS Transaction to the President for action.

“Coatue” means Coatue Offshore Master Fund, Ltd. and Coatue CT XXXVIII LLC.

“Common Stock” means shares of the Company’s Class A Common Stock and Class B Common Stock, each as defined in the Restated Certificate.

“Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the Company’s business as currently conducted and proposed to be conducted, provided, that, any venture capital firm, financial investment firm or collective investment vehicle that is in the business of investing in entities shall under no circumstances be deemed to be a “Competitor” solely as a result of its investments in an entity in such a business.

“Convertible Securities” means any evidences of indebtedness, shares or other securities issued by the Company that are directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

“Declaration” means (i) a mandatory declaration of a Potential CFIUS Transaction filed with CFIUS pursuant to the DPA if 31 C.F.R. §800.401(b) or (c) apply to such Potential CFIUS Transaction at issue or (ii) a voluntary declaration of a Potential CFIUS Transaction filed with CFIUS pursuant to the DPA.

“Deemed Liquidation Event” has the meaning set forth for such term in the Restated Certificate most recently filed with the Delaware Secretary of State that contains such a definition, whether or not the holders of outstanding shares of Preferred Stock elect otherwise by written notice sent to the Company as provided in such definition.

“Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

“Direct Listing” means the listing of the Company’s Common Stock for trading on the Nasdaq Stock Market, the New York Stock Exchange or another exchange or marketplace approved by the Board by means of an effective registration statement on Form S-1 filed by the Company with the United States Securities and Exchange Commission. For the avoidance of any doubt, a Direct Listing shall not be deemed to be an underwritten public offering of the Company’s capital stock registered under the Securities Act.

“DPA” means Section 721 of the Defense Production Act of 1950, as amended, and all rules and regulations issued and effective thereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

“Exercising Investor” shall have the meaning set forth in Section 4.2.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405. “GAAP” means generally accepted accounting principles in the United States.

“Holder” means any holder of Registrable Securities who is a party to this Agreement.

“Immediate Family Member” means a spouse or Spousal Equivalent, child (natural or adopted), sibling or any other direct lineal antecedent or descendant, of a natural person referred to herein.

“Investor Notice” shall have the meaning set forth in Section 4.2.

“IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

“Major Investor” means each Investor that, (i) individually or together with such Investor’s Affiliates, holds at least 3,811,779 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification), or (ii) is a party to the Purchase Agreement and who holds at least 1,882,382 shares of Series E Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification).

“Maximum Pro Rata Percentage” means the highest Pro Rata Percentage among the Waiving Major Investors subscribing for such shares in an offering of New Securities.

“New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, Derivative Securities and any rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable (in each case, directly or indirectly) for such equity securities.

“Offer Notice” shall have the meaning set forth in Section 4.1.

“Option” means any right, option or warrant to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities from the Company.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Preferred Stock” means, collectively, the Series F Preferred Stock, the Company’s Series E Preferred Stock (“Series E Preferred Stock”), the Company’s Series D-1 Preferred Stock (“Series D-1 Preferred Stock”), the Company’s Series D-2 Preferred Stock (“Series D-2 Preferred Stock”), the Company’s Series C-1 Preferred Stock (“Series C-1 Preferred Stock”), the Company’s Series C-2 Preferred Stock (“Series C-2 Preferred Stock”), the Company’s Series B-1 Preferred Stock (“Series B-1 Preferred Stock”), the Company’s Series B-2 Preferred Stock (“Series B-2 Preferred Stock”), the Company’s Series A-1 Preferred Stock (“Series A-1 Preferred Stock”) and the Company’s Series A-2 Preferred Stock (“Series A-2 Preferred Stock”), each with a par value $0.00001 per share.

“Potential CFIUS Transaction” shall have the meaning set forth in Section 4.4.

“Pro Rata Percentage” means the number of shares a Waiving Major Investor subscribes for in any offering of New Securities divided by the maximum number of shares such Waiving Major Investor has the right to subscribe for in any offering of New Securities pursuant to Section 4, provided that such Pro Rata Percentage is set to 100% if such Pro Rata Percentage would otherwise exceed 100%.

“Qualified Direct Listing” shall have the meaning assigned to it in the Restated Certificate.

“Qualified Public Offering” shall have the meaning assigned to it in the Restated Certificate.

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means (a) the Common Stock issuable or issued upon conversion of the Preferred Stock; and (b) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (a) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 7.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Section 2.14 of this Agreement; provided, that, for purposes of voting rights contained herein, including in Sections 2.11, 4.5 and 7.6, Registrable Securities shall not include any shares of Common Stock issuable or issued upon conversion of the Series F Preferred Stock.

“Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

“Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.13.2 hereof.

“Restated Certificate” means the Company’s Restated Certificate of Incorporation (as may be amended from time to time).

“Right of First Refusal and Co-Sale Agreement” means that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated of even date herewith and as may be amended by and among the Company, the Investors and certain stockholders of the Company.

“Rule 144” shall mean Rule 144 under the Securities Act.

“Rule 144(b)(1)(i)” shall mean subsection (b)(1)(i) of Rule 144 under the Securities Act as it applies to Persons who have held shares for more than one (1) year.

“Rule 405” shall mean Rule 405 under the Securities Act.

“Sands Capital” means Sands Capital Global Innovation Fund, L.P. and Sands Capital Global Innovation Fund-UIP, L.P.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Seedcamp” means, SC_3_OF1LP, SC_3_OF2 LP and Seedcamp III LP, collectively.

“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

“Spousal Equivalent” means an individual who is registered with any state governmental entity as a domestic partner of the relevant person to whom such individual may be a Spousal Equivalent (a “Registered Domestic Partner”) or who (a) irrespective of whether or not the relevant person to whom such individual may be a Spousal Equivalent and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (b) they intend to remain so indefinitely, (c) neither are married to anyone else nor a Registered Domestic Partner with anyone else, (d) both are at least 18 years of age and mentally competent to consent to contract, (e) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (f) they are jointly responsible for each other’s common welfare and financial obligations, and (g) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

“T. Rowe Price Investors” means the Investors that are advisory clients of T. Rowe Price Associates, Inc. or any successor or affiliated registered investment adviser to such Investors.

“Tencent” means THL K Limited and TPP Fund II Holding E Limited.

“Voting Agreement” means that certain Amended and Restated Voting Agreement dated of even date herewith and as may be amended by and among the Company, the Investors and certain stockholders of the Company.

“Waiving Major Investor” means a Major Investor who has participated in the written consent or affirmative vote set forth in Section 4.5(iv) to exclude certain New Securities from the provisions of Section 4.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Request for Registration.

2.1.1 Subject to the conditions of this Section 2.1, if the Company shall receive at any time after the earlier of (i) April 24, 2024 or (ii) six (6) months after the effective date of the registration statement for an IPO or Direct Listing, a written request from the Holders of a majority of the Registrable Securities then outstanding (for purposes of this Section 2.1, the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities with an anticipated aggregate offering price, net of Selling Expenses, of at least $15,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.1, use its commercially reasonable efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 2.1.1.

2.1.2 If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1, and the Company shall include such information in the written notice referred to in Section 2.1.1. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by those Initiating Holders holding a majority of the Registrable Securities then held by all Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.1, if the underwriter advises the Company that marketing factors require a limitation on the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities pro rata based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

2.1.3 Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 2.1:

(a) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act; or

(b) after the Company has effected two (2) registrations pursuant to this Section 2.1, and such registrations have been declared or ordered effective; or

(c) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date one hundred eighty (180) days following the effective date of a Company-initiated registration subject to Section 2.2 below, provided that the Company is actively employing in good faith its commercially reasonable efforts to cause such registration statement to become effective; or

(d) if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 2.3 hereof; or

(e) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.1 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected or remain effective at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right shall be exercised by the Company not more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than an Excluded Registration).

2.1.4 For purposes of Subsection 2.1.3(b), a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.1.2, fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.2 Company Registration.

2.2.1 If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than (i) a registration relating to a demand pursuant to Section 2.1 of this Agreement or (ii) an Excluded Registration), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 7.5 of this Agreement, the Company shall, subject to the provisions of Section 2.2.3 of this Agreement, use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder requests to be registered.

2.2.2 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6 hereof.

2.2.3 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 2.2 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other Persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall (i) any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded from the offering, (ii) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded if the underwriters, as applicable, make the determination described above and no other stockholder’s securities are included in such offering or (iii) any securities held by a stockholder who is not a Holder be included in such offering if any Registrable Securities held by any Holder (and that such Holder has requested to be registered) are excluded from such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, members, retired partners and stockholders of such Holder, or the estates and Immediate Family Members of any such partners, members and retired partners and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals included in such “selling Holder,” as defined in this sentence.

2.3 Form S-3 Registration. In case the Company shall receive from the Holders of at least twenty percent (20%) of the Registrable Securities then outstanding (for purposes of this Section 2.3, the “S-3 Initiating Holders”) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

2.3.1 within twenty (20) days of the receipt thereof, give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

2.3.2 use its best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.3:

(a) if Form S-3 is not available for such offering by the Holders;

(b) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of Selling Expenses) of less than $5,000,000;

(c) if the Company shall furnish to all Holders requesting a registration statement pursuant to this Section 2.3 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the S-3 Initiating Holders; provided that such right shall be exercised by the Company not more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than an Excluded Registration);

(d) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 pursuant to this Section 2.3; or

(e) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

2.3.3 If the S-3 Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.3 and the Company shall include such information in the written notice referred to in Section 2.3.1. The provisions of Section 2.1.2 of this Agreement shall be applicable to such request (with the substitution of Section 2.3 for references to Section 2.1).

2.3.4 Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the S-3 Initiating Holders. Registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration effected pursuant to Section 2.1 of this Agreement.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

2.4.1 prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;

2.4.2 prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

2.4.3 furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus and any Free Writing Prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

2.4.4 use its commercially reasonable efforts to register and qualify the Registrable Securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions and except as may be required by the Securities Act;

2.4.5 in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

2.4.6 notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder, the Company will, as soon as reasonably practicable, file and furnish to all such Holders a supplement or amendment to such prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

2.4.7 cause all such Registrable Securities registered pursuant to this Section 2 to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed;

2.4.8 provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

2.4.9 promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith; and

2.4.10 notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed and, after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

2.4.11 Notwithstanding the provisions of this Section 2, the Company shall be entitled to postpone or suspend, for a reasonable period of time, the filing, effectiveness or use of, or trading under, any registration statement if the Company shall determine that any such filing or the sale of any securities pursuant to such registration statement would in the good faith judgment of the Board:

(a) materially and adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company; or

(b) require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or affiliates).

In the event of the suspension of effectiveness of any registration statement pursuant to this Section 2.4, the applicable time period during which such registration statement is to remain effective shall be extended by that number of days equal to the number of days the effectiveness of such registration statement was suspended.

2.5 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings or qualifications pursuant to Sections 2.1, 2.2 and 2.3 of this Agreement, including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements, not to exceed $35,000, of one counsel for the selling Holders (“Selling Holder Counsel”) shall be borne by the Company. Notwithstanding the foregoing, the

Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 of this Agreement if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration); provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.1 of this Agreement. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf; provided that no Holder shall be required to bear or pay a pro rata share of any fees, disbursements and/or expenses of any counsel or advisors retained by another Holder or group of Holders on such other Holder’s or group of Holders’ behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2 or if any Registrable Securities are included in a registration statement pursuant to a Direct Listing:

2.8.1 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus, final prospectus, or Free Writing Prospectus contained therein or any amendments or supplements thereto, any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company, (ii) the omission or alleged omission of a material fact required to be stated in such registration statement, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, controlling Person or other aforementioned Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, action or proceeding to the extent that it arises out of or is based upon a Violation that occurs in reliance upon, and in conformity with, written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling Person or other aforementioned Person expressly for use in connection with such registration.

2.8.2 To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any Person intended to be indemnified pursuant to this Section 2.8.2 for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this Section 2.8.2 exceed the net proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

2.8.3 Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) for which a party may be entitled to indemnification, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action or proceeding, if prejudicial to its ability to defend such action or proceeding, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission to so deliver written notice to the indemnifying party will not relieve such indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

2.8.4 If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that (i) no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 2.8.2, shall exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder) and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8.4, when combined with the amounts paid or payable by such Holder pursuant to Section 2.8.2, exceed the net proceeds from the offering received by such Holder (net of any expenses paid by such Holder). The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

2.8.5 Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.8.6 Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2 or pursuant to a Direct Listing and otherwise.

2.9 Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

2.9.1 make and keep adequate current public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the IPO or Direct Listing;

2.9.2 use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

2.9.3 furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (a) is an Affiliate, subsidiary, parent, partner, limited partner, retired partner, member or stockholder of a Holder or (b) after such assignment or transfer, holds at least 6,000,000 shares of Registrable Securities (appropriately adjusted for any stock split, dividend, combination or other recapitalization), provided: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 2.12 of this Agreement; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

2.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders holding at least seventy percent (70%) of the Registrable Securities then held by all Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Section 2.1, Section 2.2 or Section 2.3 of this Agreement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Subsection 7.1.

2.12 “Market Stand-Off” Agreement.

2.12.1 Each Holder hereby agrees that it will not, without the prior written consent of the Company and the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO and ending on the date specified by the Company and the managing underwriter, such period not to exceed one hundred eighty (180) days (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the Registration Statement for such Offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 2.12.1 (i) shall apply only to the IPO, (ii) shall not apply to (A) the sale of any shares to an underwriter pursuant to an underwriting agreement, or (B) the transfer of any shares to any trust for the direct or indirect benefit of a Holder or any Immediate Family Member of such Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided, further, that any such transfer shall not involve a disposition for value, and (iii) shall only be applicable to the Holders if all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements, after giving effect to relative rights of priority in regards to “cut-backs” as set forth in this Agreement.

2.12.2 The underwriters in connection with the IPO are intended third-party beneficiaries of this Section 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the IPO that are consistent with this Section 2.12 or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

2.13 Restrictions on Transfer.

2.13.1 The Preferred Stock and the Registrable Securities shall not be sold, pledged or otherwise transferred in violation of the Securities Act, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge or transfer, except pursuant to the conditions specified in this Agreement. A transferring Holder will cause any proposed purchaser, pledgee or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions, and upon the conditions specified in, this Agreement.

2.13.2 Each certificate, instrument or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.13.3) be notated with legends substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.”

“THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN INVESTORS’ RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.13.

2.13.3 The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2.13. Before any proposed sale, pledge or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration. Each certificate, instrument or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.13.2, except that such certificate, instrument or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.14 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 2: (a) after five (5) years following the consummation of the IPO or Direct Listing (whichever occurs first), (b) as to any Holder, such earlier time after the IPO or Direct Listing (whichever occurs first) at which such Holder (i) can sell all shares held by it in compliance with Rule 144(b)(1)(i) or (ii) holds one percent (1%) or less of the Company’s outstanding Common Stock and all Registrable Securities held by such Holder (together with any Affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3) month period without registration in compliance with Rule 144 or (c) after the consummation of a Deemed Liquidation Event, as that term is defined in the Restated Certificate.

3. INFORMATION RIGHTS.

3.1 Delivery of Financial Statements.

3.1.1 Information to be Delivered. The Company shall deliver the following to each Major Investor, provided that the Board has not reasonably determined that such Major Investor is a Competitor of the Company:

(a) As soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, the Company shall deliver, (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all of which shall be prepared in accordance with GAAP and audited and certified by independent public accountants of nationally recognized standing selected by the Company and approved by the Board.

(b) As soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, the Company shall deliver unaudited statements of income and of cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP).

(c) As soon as practicable, but in any event within thirty (30) days after the end of each quarter of each fiscal year of the Company, the Company’s capitalization table, which shall include the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of such period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company.

(d) As soon as practicable, but in any event within thirty (30) days after the end of each month, the Company shall deliver an unaudited income statement and statement of cash flows for such month, and an unaudited balance sheet as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments, and (ii) not contain all notes thereto that may be required in accordance with GAAP), and a comparison between (x) the actual amounts as of and for such fiscal year, and (y) the comparable amounts as included in the Budget (as defined below).

(e) As soon as practicable, but in any event thirty (30) days before the end of each fiscal year the Company shall deliver, a budget and business plan for the next fiscal year, approved by the Board and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months (the “Budget”) and, promptly after prepared, any revised Budgets prepared by the Company.

(f) The Company shall also deliver to each affected Investor such information as is reasonably necessary for such Investor to comply with the monitoring and reporting requirements of the European Bank for Reconstruction and Development, the International Finance Corporation and the European Investment Fund, provided that each of such entities shall maintain the confidentiality of such information except as otherwise required by law or other mandate (provided that the Company is given commercially reasonable notice and an opportunity to resist or restrict any disclosure so required).

(g) The Company shall also deliver to each Major Investor such other information relating to the financial condition, business or corporate affairs of the Company as the Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this subsection (g) or any other subsection of Section 3.1 to provide information that (i) it reasonably and in good faith considers to be confidential information (unless covered by an enforceable confidentiality agreement, in form reasonably acceptable to the Company) or a trade secret, or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.1.2 Consolidation. If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to Section 3.1 shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

3.1.3 Suspension or Termination. Notwithstanding anything else in this Section 3.1 to the contrary but subject to Section 7.1, the Company may cease providing the information set forth in this Section 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering or Direct Listing; provided that the Company’s covenants under this Section 3.1 shall be reinstated at such time as the Company is no longer actively employing its reasonable efforts to cause such registration statement to become effective.

3.2 Inspection. The Company shall permit each Major Investor (provided that the Board has not reasonably determined that such Major Investor is a Competitor of the Company), at such Investor’s expense, and on such Investor’s written request, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably and in good faith considers to be confidential information (unless covered by an enforceable confidentiality agreement, in form reasonably acceptable to the Company), a trade secret or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.3 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information (as evidenced by contemporaneous written materials), or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any existing Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, including as may be reasonably required for the monitoring of the investment in the Company, but only if such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information or (iii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 3.3 and provided that such prospective purchaser is not a Competitor of the Company, as reasonably determined by the Board (each Person contemplated by clause (i), (ii) and (iii), a “Permitted Disclosee”). Furthermore, nothing contained herein shall prevent any Investor or any Permitted Disclosee from (x) entering into any business, entering into any agreement with a third party, or investing in or engaging in investment discussions with any other company (whether or not a Competitor), provided that such Investor or Permitted Disclosee does not, except as permitted in accordance with this Section 3.3, disclose or otherwise make use of any proprietary or confidential information of the Company in connection with such activities, or (y) making any disclosures required by law, rule, regulation or court or other governmental order.

4. RIGHTS TO FUTURE STOCK ISSUANCES. Subject to the terms and conditions of this Section 4 and applicable securities laws, if the Company proposes to sell any New Securities, the Company shall offer to sell a portion of New Securities to each Major Investor as described in this Section 4. A Major Investor shall be entitled to apportion the right of first refusal hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate, provided that each such Affiliate (a) is not a Competitor, unless such party’s purchase of New Securities is otherwise consented to by the Board and (b) agrees to enter into this Agreement and each of the Voting Agreement and Right of First Refusal and Co-Sale Agreement. The right of first refusal in this Section 4 shall not be applicable with respect to any Investor, if at the time of such subsequent securities issuance, the Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act.

4.1 Company Notice. The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (a) its bona fide intention to sell such New Securities, (b) the number of such New Securities to be sold, and (c) the price and terms, if any, upon which it proposes to sell such New Securities.

4.2 Investor Right. By written notice (the “Investor Notice”) to the Company within twenty (20) days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities that equals the proportion that the number of shares of Common Stock issued and held by such Major Investor (assuming full conversion, exercise and/or exchange of all convertible, exercisable and/or exchangeable securities then outstanding) bears to the total number of shares of Common Stock then outstanding (assuming full conversion, exercise and/or exchange of all convertible, exercisable and/or exchangeable securities then outstanding). At the expiration of such twenty (20) day period, the Company shall promptly, in writing, notify each Major Investor that elects to purchase all the New Securities available to it (a “Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) calendar day period commencing after the Company has given such notice to the Exercising Investors, each Exercising Investor may elect to purchase that portion of the New Securities for which Major Investors were entitled to subscribe, but which were not subscribed for by the Major Investors, that is equal to the proportion that the number of shares of Registrable Securities issued and held by such Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Exercising Investors who wish to purchase some of the unsubscribed shares. A Major Investor’s election may be conditioned on the consummation of the transaction described in the Offer Notice. The closing of any sale pursuant to this Section 4.2 shall occur on the earlier of one hundred and twenty (120) days after the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.3.

4.3 Sale of Securities. The Company may, during the ninety (90) day period following the expiration of the periods provided in Section 4.2, offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon other terms not materially more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Investors in accordance with this Section 4.

4.4 Transfer of Rights. The rights provided in this Section 4 may not be assigned or transferred by any Major Investor, unless such transfer is in connection with the sale of a sufficient number of such Major Investor’s Registrable Securities as would be required for the transferee to qualify as a Major Investor hereunder; provided, however, that a Major Investor that is a venture capital fund may assign or transfer such rights to its Affiliates.

4.5 Limitation of Rights. The rights provided in this Section 4 shall not be applicable to (i) the issuance of any shares of Common Stock that are exempted from the definition of “Additional Stock” as set forth in Article IV B, Section 4.2.2(c) of the Restated Certificate, (ii) shares of Common Stock issued in the IPO, (iii) notwithstanding anything to the contrary herein, the issuance and sale of shares of Series F Preferred Stock pursuant to the Purchase Agreement and (iv) subject to the foregoing clause (iii), the issuance of securities that are issued with unanimous approval of the Board and that are specifically deemed not to be subject to the right of first offer in this Section 4 by the written consent or affirmative vote of the Major Investors holding greater than seventy percent (70%) of the Registrable Securities then held by all Major Investors (a “Pro Rata Waiver”); provided, however, in the event that after a Pro Rata Waiver one or more of the Waiving Major Investors subscribes to shares offered in such sale of New Securities that is the subject matter of such Pro Rata Waiver, the rights of each Major Investor under this Section 4 shall be reinstated in regards to such issuance of New Securities in the proportion equal to (a) the Maximum Pro Rata Percentage multiplied by (b) the number of shares that such Major Investor would have been entitled to purchase under this Section 4 without such Pro Rata Waiver. Notwithstanding the foregoing, the rights provided in this Section 4 shall not be waived with respect to DIGITAL EAST FUND 2013 SCA SICAR (“Earlybird”) without the prior written consent of Earlybird, for so long as Earlybird holds shares of Series A-2 Preferred Stock. In addition to the foregoing, the rights provided in this Section 4 (other than Section 4.4) shall not be applicable with respect to any Major Investor in any offering of New Securities to the extent that the issuance of such securities to such Major Investor constitutes, (i) in the reasonable judgment of either such Major Investor or of the Company, an investment triggering a mandatory submission under 31 C.F.R. § 800.401 or, (ii) in the reasonable judgment of such Major Investor, any other investment that is a “covered control transaction” or “covered investment” pursuant to the DPA (either (i) or (ii) a “Potential CFIUS Transaction”), unless either (A) such Major Investor agrees to pay any filing fees applicable to any CFIUS Filing that directly results from the Potential CFIUS Transaction or (B) the Board waives such requirement set forth in clause (A).

4.6 Termination of Covenant. The covenants set forth in this Section 4 shall terminate and be of no further force or effect upon the consummation of (i) an IPO, (ii) a Direct Listing or (iii) a Deemed Liquidation Event.

5. ADDITIONAL COVENANTS.

5.1 Board Matters. The Board shall attempt to meet at least quarterly in accordance with a schedule to be agreed-upon amongst the directors. The Company shall reimburse the nonemployee directors and Observers (as defined in the Voting Agreement) for all reasonable and documented out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board and other activities that the Company requires or requests, in writing, the nonemployee directors and/or Observers to attend.

5.2 Preferred Director Matters.

5.2.1 Preferred Director Approval Matters. The Company hereby covenants and agrees with each of the Investors that it shall not, and shall take any and all actions to ensure that any direct or indirect subsidiary of the Company shall not, without approval of the Board (with each director having one (1) vote in such vote of the Board), which approval (other than in regards to Section 5.2.1(a)) must include the affirmative vote of the Accel London Director (as defined in the Voting Agreement) so long as the Accel London Director has been elected and is then serving:

(a) approve the Budget;

(b) incur or guarantee, or permit any subsidiary to incur or guarantee, directly or indirectly, the indebtedness of any Person, if the aggregate amount of such indebtedness of the Company on a consolidated basis following such action shall exceed $10,000,000; provided, however, that this clause (b) shall not apply to indebtedness (i) in respect of borrowed money pursuant to intercompany indebtedness or (ii) pursuant to customary borrowing arrangements (with customary terms and conditions) with institutional commercial bank lenders secured solely by the Company’s accounts receivable, in each case as otherwise approved by the Board;

(c) create, or hold capital stock in, any subsidiary that is not wholly owned (either directly or through one or more other subsidiaries) by the Company, or sell, transfer or otherwise dispose of any capital stock of any direct or indirect subsidiary of the Company;

(d) otherwise enter into or be a party to any transaction with any director, officer, or employee of the Company or any subsidiary or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person holding at least five percent (5%) of the then outstanding Common Stock (assuming full conversion and exercise of all convertible and exercisable securities); provided, however, that this clause (d) shall not apply to offer letters and other compensation arrangements, including but not limited to granting options to purchase shares of Common Stock;

(e) own, or permit any subsidiary to own, any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless such subsidiary, other corporation, partnership or other entity is wholly owned by the Company;

(f) make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except for (i) borrowed money pursuant to intercompany indebtedness and (ii) salary advances, reimbursement of travel expenses and similar expenditures in the ordinary course of business;

(g) sell, assign, license, pledge or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business;

(h) liquidate, dissolve or wind-up the business and affairs of the Company, consummate a Deemed Liquidation Event or effect any other merger or consolidation of the Company or any subsidiary thereof, consummate an IPO or Direct Listing, or consent to any of the foregoing; or

(i) permit any direct or indirect subsidiary of the Company to do any of the foregoing.

5.2.2 Representation on Boards and Committees. Each Accel Director shall at all times be entitled, at such director’s sole discretion, to serve on each committee of the Board as a fully voting member thereof (either currently existing or hereafter created). Upon the request of either of Accel London V, L.P. (together with its affiliates, “Accel London”) or Accel Growth Fund IV L.P. (together with its affiliates, “Accel US”), the board of directors or board of managers, as applicable, of any Subsidiary (as defined in the Purchase Agreement) (either currently existing or hereafter created) shall include as a member thereof a designee of such Persons (each a “Subsidiary Board Designee”) (which Subsidiary Board Designee may be, but is not required to be, the Accel London Director or Accel US Director, as applicable), which Subsidiary Board Designee shall be a full voting member of such board entitled to all of the powers and rights of each other member of such board. In addition, the Subsidiary Board Designee of any Subsidiary shall be entitled to serve on each committee of the board of such Subsidiary as a fully voting member thereof (either currently existing or hereafter created). In the event that a Subsidiary Board Designee is not affiliated with Accel US or Accel London, as applicable, such designee shall be subject to the approval of the Board.

5.3 Insurance. The Company shall use commercially reasonable efforts to maintain its Directors and Officers liability insurance policy until such time as the Board (including the approval of the Accel London Director) determines that such insurance should be discontinued. The Company shall also maintain fire and casualty insurance policies with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its material properties that might be damaged or destroyed.

5.4 Employee Matters. Unless approved by the Board or the Compensation Committee of the Board (including, in each case, the approval of the Accel London Director), all future employees of the Company (or any subsidiary thereof) who shall purchase, or receive options to purchase, shares of Common Stock following the date hereof shall be required to execute stock purchase or option agreements providing for (a) vesting of shares over a four (4) year period with the first twenty five percent (25%) of such shares vesting following twelve (12) months of continued employment or services, and the remaining shares vesting in equal monthly installments over the following thirty six (36) months thereafter and (b) a one hundred and eighty (180)-day lockup period in connection with the IPO. The Company shall retain a right of first refusal on transfers until the IPO or Direct Listing and the right to repurchase unvested shares at cost.

5.5 Proprietary Information and Inventions Agreements. The Company will cause each person now or hereafter employed or engaged by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) to enter into a customary nondisclosure and proprietary rights assignment agreement.

5.6 Use of Proceeds. The Company shall use the proceeds from the sale of the Series F Preferred Stock issued pursuant to the Purchase Agreement (the “Proceeds”) as set forth in the Purchase Agreement.

5.7 Equity Award Grants. The Company will not increase the number of shares of Common Stock subject to the Company’s 2015 Stock Plan (the “2015 Stock Plan”) or the Company’s 2018 Stock Plan (the “2018 Stock Plan,” and with the 2015 Stock plan, the “Stock Plan”) unless such increase is approved by the Board (including the approval of the Accel London Director). All stock options, restricted stock and other grants pursuant to the Stock Plan issued after the date of this Agreement to employees, directors, consultants and other service providers shall require approval of the Board or its Compensation Committee.

5.8 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Restated Certificate or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

5.9 Corporate Governance. The Company and the Investors agree to use good faith efforts to maintain good corporate governance policies and procedures for the Company reasonably agreeable to both the Company and the Investors.

5.10 Monetization Rights. In the event that the Company has not consummated an IPO, Direct Listing, or a Deemed Liquidation Event on or prior to April 24, 2024, each of Accel London (or its assigns) and Accel US (or its assigns) (an “Electing Investor”) shall thereafter be entitled to deliver in writing to the Company an election notice (the “Election Notice”) requiring that the Company use its commercially reasonable efforts to consummate a sale of all of the outstanding securities then held by the Electing Investor, on terms and conditions and to bona fide third party purchasers as approved by the Electing Investor and in accordance with this Agreement. Without limiting the foregoing, the Company covenants and agrees that following receipt of an Election Notice it shall cause its executive officers (and the officers of any subsidiary, if requested by the Electing Investors) to reasonably assist with such sale of the Electing Investor’s securities and to take all such action as may be reasonably necessary or appropriate in connection therewith, including, without limitation, preparing and delivering any and all such documentation and other materials that may be reasonably requested from the Electing Investor or a potential purchaser and making themselves available to meet in person, by teleconference or otherwise, with any such potential purchasers of the Electing Investors’ securities who have entered into an enforceable confidentiality agreement, in a form reasonably acceptable to the Company. Without first obtaining the written approval of Accel London, neither the Company nor any other party hereto shall take or fail to take any action to avoid or seek to avoid the observance or performance of any of the terms of this Section 5.10.

5.11 Non-Publicity. Neither the Company, its subsidiaries nor any of their respective representatives shall (a) use the name of Accel US, Accel London, Alkeon, Sequoia

Capital U.S. Growth Fund VII, L.P., Sequoia Capital U.S. Growth VII Principals Fund, L.P., Sequoia Capital U.S. Growth Fund VIII, L.P. (collectively “Sequoia”), Uniform DF Holdings, LP (“Dragoneer”), Coatue, Alphabet Holdings LLC or CapitalG LP (collectively, “CapitalG”) or Tencent or the name of any of their affiliates (including, without limitation, Sequoia Capital Operations, LLC, Sequoia, CapitalG II LP, or Google LLC or Tencent Holdings Limited, respectively) in any manner or format (including reference on or links to websites, press releases, etc.) without the prior approval of Accel US, Accel London, Alkeon, Sequoia, Dragoneer, Coatue, CapitalG or Tencent, as applicable, or (b) issue any statement or communication to any third party (other than to their legal, accounting and financial advisors) regarding such Investor’s investment in the Company without the consent of Accel US, Accel London, Alkeon, Sequoia, Dragoneer, Coatue, CapitalG or Tencent, as applicable. Notwithstanding the foregoing, (A) if such Investor’s investment in the Company has been publicly disclosed by or with the prior consent of such Investor, then the Company may from then confirm and/or disclose in public and non-public communications that such Investor has invested in the Company, without disclosing the terms or amount of such investment; and (B) the Company may disclose the terms and/or amount of such Investor’s investment (i) to a bona fide potential investor in or acquirer of the Company in connection with such potential investor’s or acquirer’s due diligence process or (ii) as required by law, rule, regulation or listing standard to do so; in which case the Company (x) shall promptly notify such Investor of such requirement and will cooperate with such Investor to the extent practicable to limit the information disclosed to only such information that such Investor, as advised by counsel, is required by law to be disclosed and (y) will, to the extent practicable and at the request and expense of such Investor, seek to obtain a protective order over, or confidential treatment of, such information.

5.12 Right to Conduct Activities. The Company hereby agrees and acknowledges that Coatue, Dragoneer, Sequoia, CapitalG, Accel Leaders Fund L.P., Accel Leaders Fund Investors 2016 L.L.C., Accel US, Accel London, Seedcamp, the T. Rowe Investors, Base Growth I, LLC, Sands Capital, Madrona Venture Fund VII, LP, Madrona Venture Fund VII-A, LP, Institutional Venture Partners XVI, L.P., Alkeon, Tencent, Tiger Global Investments, L.P., Tiger Global Long Opportunities Master Fund, L.P., Tiger Global PIP 11 Holdings, L.P., and Tiger Global Private Investment Partners XI, L.P. (the foregoing Investors, together with their Affiliates, the “Fund Investors”), are professional investment organizations, and as such reviews the business plans and related proprietary information of many enterprises, some of which may compete directly or indirectly with the Company’s business (as currently conducted or as currently proposed to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, the Fund Investors shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by the Fund Investors in any entity competitive with the Company, or (ii) actions taken by any partner, officer, employee or other representative of Fund Investors to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Fund Investors from liability associated with the unauthorized use or disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

5.13 FCPA. The Company represents that it shall not, and shall not permit any of its Subsidiaries or Affiliates or any of its or their respective directors, officers, managers,

employees, independent contractors, representatives or agents to, promise, authorize or make any payment to, or otherwise contribute any item of value, directly or indirectly, to any third party, including any Non-U.S. Official, in each case, in violation of the Foreign Corrupt Practices Act of 1977 (“FCPA”), the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall, and shall cause each of its Subsidiaries and Affiliates to, cease all of its or their respective activities, as well as remediate any actions taken by the Company, its Subsidiaries or Affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall, and shall cause each of its Subsidiaries and Affiliates to, maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. Upon request at no more than reasonable frequency, the Company agrees to use commercially reasonable efforts to provide to such requesting Investor responsive summary information concerning its compliance with applicable anti-corruption laws.

6. TERMINATION.

6.1 Generally. The covenants set forth in Section 5 (excluding Sections 5.8 and 5.11) shall terminate and be of no further force or effect immediately before the consummation of an IPO, Direct Listing, or Deemed Liquidation Event. In addition, the covenants set forth in Section 3.1 and Section 3.2 shall terminate and be of no further force or effect immediately before the consummation of (i) an IPO, Direct Listing, or Deemed Liquidation Event or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act.

7. GENERAL PROVISIONS.

7.1 Successors and Assigns. Except as otherwise set forth in Section 2.10 and Section 4.4, the rights under this Agreement with respect to Registrable Securities may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (a) is a partner, member, limited partner, retired or former partner, retired or former member, or stockholder of a Holder; (b) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (c) after such transfer, holds at least ten percent (10%) of the shares of Registrable Securities then outstanding (or if the transferring Holder owns less than ten percent (10%) of the Registrable Securities then outstanding, then all Registrable Securities held by the transferring Holder); provided, however, that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (ii) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 4.2 and the restrictions set forth in Section 2.12. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (A) that is a partner, member, limited partner, retired or former partner, retired or former member, or stockholder of a Holder; (B) who is a Holder’s Immediate Family Member; or (C) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

7.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

7.3 Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. All notices, requests, and other communications given, made or delivered pursuant to this Agreement shall be in writing and shall be deemed effectively given, made or delivered upon the earlier of actual receipt or: (a) personal delivery to the party to be notified; (b) when sent, if sent by facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such address or facsimile number as subsequently modified by written notice given in accordance with this Section 7.5. If notice is given to the Company, it shall be sent to 90 Park Ave, 20th Floor, New York, NY 10016, USA, marked “Attention: Chief Executive Officer” or at the then current address of the Company’s United States headquarters as indicated on its website; and a copy (which shall not constitute notice) shall also be sent to Cooley LLP, 55 Hudson Yards, New York, NY 10001, Attention: Nicole Brookshire, Esq., nbrookshire@cooley.com, Sacha Ross, Esq., sross@cooley.com. If notice is given to Accel US, CapitalG or Sequoia, a copy shall also be sent to Morgan Lewis & Bockius LLP, 300 South Grand Ave., 22nd Floor, Los Angeles, CA 90071, Attn: Christopher Rose, chris.rose@morganlewis.com. If notice is given to Coatue, a copy shall also be sent to Orrick, Herrington & Sutcliffe LLP, 405 Howard St, San Francisco, CA 94105, Attn: John Bautista, jbautista@orrick.com. If notice is given to Dragoneer, a copy should also be sent to Latham & Watkins LLP, 140 Scott Drive, Menlo Park, CA 94025, Attn: Todd Carpenter, todd.carpenter@lw.com. If notice is given to Alkeon, a copy should also be sent to Goodwin Procter LLP, 3 Embarcadero Center, Suite 2800, San Francisco, CA 94111, Attn: John Casnocha, jcasnocha@goodwinlaw.com. If notice is given to Tencent, a copy should also be sent to Davis Polk & Wardwell LLP, 1600 El Camino Real, Menlo Park, CA 94025, Attn: Stephen Salmon, stephen.salmon@davispolk.com. If no facsimile number is listed on Schedule A for a party (or above in the case of the Company), notices and communications given or made by facsimile shall not be deemed effectively given to such party.

7.6 Amendments and Waivers. This Agreement may only be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance, and either retroactively or prospectively) only by a written instrument executed by the Company and the Investors holding at least seventy percent (70%) of the Registrable Securities then outstanding; provided, that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party; and provided further that any amendment, termination or waiver that would materially and adversely affect the express rights set forth herein or increase the express obligations set forth herein of any Holder (the “Adversely Affected Holders”) in a different manner than its effect on the express rights or obligations set forth herein of the other Holders shall also require the consent of the holders of a majority of the shares of Preferred Stock held by all such Adversely Affected Holders (voting together as a single class, on an as-converted basis) for such amendment, termination or waiver to be valid as to such Adversely Affected Holders. In addition, the provisions of Section 5.2, 5.3, 5.4 and 5.7 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Accel London. In addition, for so long as Earlybird holds shares of Series A-2 Preferred Stock, any amendment or waiver (either generally or in a particular instance and either retroactively or prospectively) (a) of the penultimate sentence of Section 4.5 or (b) that adversely affects the rights of Earlybird set forth in Section 3.1 or Section 3.2, shall require the additional written consent of Earlybird. In addition, Section 5.11 of this Agreement shall not be amended or waived without the written consent of Alkeon, Coatue, Dragoneer, CapitalG, Sequoia or Tencent, as applicable, if such amendment or waiver would adversely affect the applicable Investor’s rights or obligations under such section. In addition, Section 5.8 of this Agreement shall not be amended or waived without the written consent of a Fund Indemnitor, as applicable, if such amendment or waiver would adversely affect such Fund Indemnitor’s rights or obligations under such section. In addition, Section 5.12 of this Agreement shall not be amended or waived without the written consent of a Fund Investor, as applicable, if such amendment or wavier would adversely affect such Fund Investor’s rights or obligations under such section. In addition, subpart (i) of the definition of “Major Investor” may not be amended without the prior written consent of either or both of Coatue or Dragoneer, as applicable, in such a manner that would cause such Investor to no longer be a “Major Investor”; provided, that such respective Investor then holds at the time of such amendment at least 3,811,779 Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification), and subpart (ii) of the definition of “Major Investor” may not be amended without the prior written consent of the holders of at least a majority of the shares of Series E Preferred Stock. Any amendment, termination, or waiver effected in accordance with this Section 7.6 shall be binding on each party hereto and all of such party’s successors and permitted assigns, regardless of whether or not any such party, successor or assignee entered into or approved such amendment, termination, or waiver. The Company shall give prompt written notice of any amendment, termination or waiver hereof to any party hereto that did not consent in writing to such amendment, termination or waiver; provided, that the failure to provide such notice shall not limit or affect the enforceability of such amendment, termination or waiver. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision. Notwithstanding the foregoing, Schedule A hereto may be amended by the Company from time to time in accordance with Subsection 1.3 of the Purchase Agreement to add information regarding additional Purchasers (as defined in the Purchase Agreement) without the consent of the other parties hereto.

7.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

7.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

7.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Series F Preferred Stock after the date hereof, any purchaser of such shares of Series F Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

7.10 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled and replaced with this Agreement. Upon the effectiveness of this Agreement, the Prior Agreement shall be superseded and replaced in its entirety by this Agreement and shall be of no further force or effect.

7.11 Third Parties. Other than as set forth in Section 4.2, nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

7.12 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

7.13 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal or state courts located in the State of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement,

(b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal or state courts located in the State of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that a party is not subject to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution based upon judgment or order of such court(s), that any suit, action or proceeding arising out of or based upon this Agreement commenced in the federal or state courts located in the State of Delaware is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Should any party commence a suit, action or other proceeding arising out of or based upon this Agreement in a forum other than the federal or state courts located in the State of Delaware, or should any party otherwise seek to transfer or dismiss such suit, action or proceeding from such court(s), that party shall indemnify and reimburse the other party or parties for all reasonable legal costs and expenses incurred in enforcing this provision.

7.14 Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

COMPANY:

UIPATH, INC.

By:	/s/ Daniel Dines
Name:	Daniel Dines
Title:	Chief Executive Officer

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

Alkeon Growth Master Fund Ltd.

By:	Alkeon Capital Management, LLC,
its Investment Adviser and Attorney-in-Fact

By:	/s/ Jennifer Shufro
Name:	Jennifer Shufro
Title:	Managing Director

Alkeon Insurance Growth Fund Series of the SALI Multi-Series Fund, LP

By:	Alkeon Capital Management, LLC,
its Investment Subadvisor

By:	/s/ Jennifer Shufro
Name:	Jennifer Shufro
Title:	Managing Director

Alkeon Select SPC Fund Ltd.

By:	Alkeon Capital Management, LLC,
its Investment Adviser and Attorney-in-Fact

By:	/s/ Jennifer Shufro
Name:	Jennifer Shufro
Title:	Managing Director

Alkeon Innovation Opportunity Master Fund, LP

By:	Alkeon Capital Management, LLC,
its Investment Adviser and Attorney-in-Fact

By:	/s/ Jennifer Shufro
Name:	Jennifer Shufro
Title:	Managing Director

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

Alkeon Innovation Master Fund II, LP

By:	Alkeon Capital Management, LLC,
its Investment Adviser and Attorney-in-Fact

By:	/s/ Jennifer Shufro
Name:	Jennifer Shufro
Title:	Managing Director

Alkeon Opportunity Master Fund, LP

By:	Alkeon Capital Management, LLC,
its Investment Adviser and Attorney-in-Fact

By:	/s/ Jennifer Shufro
Name:	Jennifer Shufro
Title:	Managing Director

Advantage Advisers Global Growth LLC

By:	Alkeon Capital Management, LLC, a member of its Investment Adviser,

Advantage Advisers Management, LLC

By:	/s/ Jennifer Shufro
Name:	Jennifer Shufro
Title:	Managing Director

Advantage Advisors Global Growth Ltd.

By:	Alkeon Capital Management, LLC, its Portfolio Manager

By:	/s/ Jennifer Shufro
Name:	Jennifer Shufro
Title:	Managing Director

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

TIGER GLOBAL INVESTMENTS, L.P.

By:	Tiger Global Performance, LLC,
its general partner

By:	/s/ Steven D. Boyd
Name:	Steven D. Boyd
Title:	General Counsel

TIGER GLOBAL PIP 11 HOLDINGS, L.P.

By:	Tiger Global Private Investment Partners XI, L.P.,
its general partner

By:	Tiger Global PIP Performance XI, L.P.,
Its general partner

By:	Tiger Global PIP Management XI, Ltd.,
Its general partner

By:	/s/ Steven D. Boyd
Name:	Steven D. Boyd
Title:	General Counsel

TIGER GLOBAL LONG OPPORTUNITIES MASTER FUND, L.P.

By:	Tiger Global Management, LLC,
Its:	Investment Advisor

By:	/s/ Steven D. Boyd
Name:	Steven D. Boyd
Title:	General Counsel

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

Altimeter Partners Fund, L.P.

By:	Altimeter General Partner, LLC
Its:	General Partner

/s/ John J. Kiernan III
John J. Kiernan III
Authorized Person

Contact/Notice Information:

Altimeter Partners Fund, L.P.

c/o Altimeter Capital Management, LP

Attention: Chief Financial Officer

One International Place, Suite 4610

Boston, MA 02110

john@altimeter.com

with a copy to:

Hab Siam

General Counsel

Altimeter Capital Management, LP

2550 Sand Hill Road, Suite 150

Menlo Park, CA 94025

hab@altimeter.com

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

Altimeter Growth Partners Fund IV, L.P.

By:	Altimeter Growth General Partner IV, LLC
Its:	General Partner

/s/ John J. Kiernan III
John J. Kiernan III
Authorized Person

Contact/Notice Information:

Altimeter Growth Partners Fund IV, L.P.

c/o Altimeter Capital Management, LP

Attention: Chief Financial Officer

One International Place, Suite 4610

Boston, MA 02110

john@altimeter.com

with a copy to:

Hab Siam

General Counsel

Altimeter Capital Management, LP

2550 Sand Hill Road, Suite 150

Menlo Park, CA 94025

hab@altimeter.com

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

COATUE OFFSHORE MASTER FUND, LTD.
by Coatue Management, L.L.C., its investment manager

By:	/s/ Zachary Feingold
Name:	Zachary Feingold
Title:	Authorized Signatory

COATUE CT XXXVIII

By:	/s/ Zachary Feingold
Name:	Zachary Feingold
Title:	Authorized Signatory

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

COATUE CT 81 LLC

By:	/s/ Zachary Feingold
Name:	Zachary Feingold
Title:	Authorized Signatory

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

INSTITUTIONAL VENTURE PARTNERS XVI, L.P.

By:	Institutional Venture Management Holdings XVI, LLC
Its:	General Partner

By:	Institutional Venture Management XVI, LLC
Its:	Manager

By:	/s/ Eric Liaw

Name:	Eric Liaw

Title:	Managing Director

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

SCGE Fund, L.P., a Cayman Islands limited partnership

By:	SCGE (LTGP), L.P., a Cayman Islands limited partnership
Its:	General Partner

By:	/s/ Kimberly Summe
Name:	Kimberly Summe
Title:	Chief Operating Officer and General Counsel

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

UNIFORM DF HOLDINGS, LP

By its General Partner

DRAGONEER CF GP, LLC

By:	/s/ Pat Robertson
Name:	Pat Robertson
Title:	Chief Operating Officer

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

CREDO STAGE II L.P.

By:	Credo Ventures (GP) Limited, its General Partner

By:	/s/ Jan Habermann
Name:	Jan Habermann
Title:	Director

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

ACCEL GROWTH FUND IV L.P.

By:	Accel Growth Fund IV Associates L.L.C.
Its:	General Partner

By:	/s/ Tracy L. Sedlock

Name:	Tracy L. Sedlock

Title:	Attorney in Fact

ACCEL GROWTH FUND IV STRATEGIC PARTNERS L.P.

By:	Accel Growth Fund IV Associates L.L.C.
Its:	General Partner

By:	/s/ Tracy L. Sedlock

Name:	Tracy L. Sedlock

Title:	Attorney in Fact
ACCEL GROWTH FUND INVESTORS 2016 L.L.C.

By:	/s/ Tracy L. Sedlock

Name:	Tracy L. Sedlock

Title:	Attorney in Fact

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

ACCEL LEADERS FUND L.P.

By:	Accel Leaders Fund Associates L.L.C.
Its:	General Partner

By:	/s/ Tracy L. Sedlock

Name:	Tracy L. Sedlock

Title:	Attorney in Fact

ACCEL LEADERS FUND INVESTORS 2016 L.L.C.

By:	/s/ Tracy L. Sedlock

Name:	Tracy L. Sedlock

Title:	Attorney in Fact

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

ACCEL LONDON V L.P.

By:	Accel London Management Limited, its Manager

By:	/s/ Jennifer Nicolle

Name:	Jennifer Nicolle

Title:	Director

ACCEL LONDON V STRATEGIC PARTNERS L.P.

By:	Accel London Management Limited, its Manager

By:	/s/ Jennifer Nicolle

Name:	Jennifer Nicolle

Title:	Director

ACCEL LONDON INVESTORS 2016 L.P.

By:	Accel London Management Limited, its Manager

By:	/s/ Jennifer Nicolle

Name:	Jennifer Nicolle

Title:	Director

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

DIGITAL EAST FUND 2013 SCA SICAR

by Earlybird Management S.A., the Fund’s General Partner

By:	/s/ Roland Mansor

Name:	Roland Mansor

Title:	Director

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

CAPITALG LP

By:	/s/ Jeremiah Gordon

Name:	Jeremiah Gordon

Title:	General Counsel

CAPITALG II LP

By:	/s/ Jeremiah Gordon

Name:	Jeremiah Gordon

Title:	General Counsel

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

SEQUOIA CAPITAL U.S. GROWTH FUND VII, L.P.
a Cayman Islands exempted limited partnership

By:	SC U.S. GROWTH VII MANAGEMENT, L.P.,
a Cayman Islands exempted limited partnership, its General Partner

By:	SC US (TTGP), LTD.,
a Cayman Islands exempted company, its General Partner

By:	/s/ Carl Eschenbach
Name:	Carl Eschenbach
Title:	Authorized Signatory

SEQUOIA CAPITAL U.S. GROWTH FUND VIII, L.P.
for itself and as nominee

By:	SC U.S. GROWTH VIII MANAGEMENT, L.P.,
a Cayman Islands exempted limited partnership, its General Partner

By:	SC US (TTGP), LTD.,
a Cayman Islands exempted company, its General Partner

By:	/s/ Carl Eschenbach
Name:	Carl Eschenbach
Title:	Authorized Signatory

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

T. Rowe Price Large-Cap Growth Fund

Principal Funds, Inc.: Principal LargeCap Growth Fund I Principal Variable Contracts Funds, Inc. LargeCap Growth Account I

Trustees of the Ohio Operating Engineers Pension Fund

Harris Corporation Master Trust

Consolidated Fund of the R.W. Grand Lodge of F. and AM. Of Pennsylvania

Xerox Corporation Retirement & Savings Plan Trust

NextEra Energy Inc. Employee Pension Plan

NextEra Energy, Inc. Employee Retirement Savings Plan and the NextEra Energy, Inc. Bargaining Unit Employee Retirement Savings Plan established under the Master Trust for Retirement Savings Plans of NextEra Energy, Inc. and its Affiliates

T. Rowe Price U.S. Equities Trust

Marriott International, Inc. Pooled Investment Trust for Participant Directed Accounts

Tucson Supplemental Retirement System

Delta Air Lines, Inc. Defined Contribution Plans Master Trust

Master Trust for Certain Tax Qualified Bechtel Retirement Plans

T. Rowe Price Large-Cap Growth Trust

T. Rowe Price Large-Cap Growth Trust I

City of Warwick Pension Plans

The Master Trust adopted by the Home Depot FutureBuilder and The Home Depot FutureBuilder for Puerto Rico Plans

City of Tallahassee Pension Fund

Lettie Pate Evans Foundation, Inc.

Joseph B. Whitehead Foundation

Robert W. Woodruff Foundation, Inc.

Robert W. Woodruff Health Sciences Center Fund, Inc.

Ohio Public Employees Deferred Compensation Program

Prudential Retirement Insurance and Annuity Company

Toyota Motor North America, Inc. Retirement Savings Plan

Union Bank & Trust Company

Lettie Pate Whitehead Foundation, Inc.

The Community Foundation for Greater Atlanta, Inc.

Leonardo DRS, Inc. 401(k) Plan

The Profit-Sharing Plan of Quest Diagnostics Incorporated

American Airlines, Inc. 401(k) Plan and the American

Airlines, Inc. 401(k) Plan for Pilots

Fresno County Employees Retirement Association

RR Donnelley Savings Plan Trust

Bank of the West 401(k) Plan

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable
By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President
Address:	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn.: Andrew Baek, Vice President and Senior Legal Counsel Phone: 410-345-2090 Email: Andrew.Baek@troweprice.com

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

T. Rowe Price Growth Stock Fund, Inc.

Seasons Series Trust - SA T. Rowe Price Growth Stock Portfolio

Voya Partners, Inc. - VY T. Rowe Price Growth Equity Portfolio

Lincoln Variable Insurance Products Trust - LVIP T. Rowe Price

Growth Stock Fund

Penn Series Funds, Inc. - Large Growth Stock Fund

T. Rowe Price Growth Stock Trust

Sony Master Trust

Prudential Retirement Insurance and Annuity Company

Aon Savings Plan Trust

Brighthouse Funds Trust II - T. Rowe Price Large Cap Growth Portfolio

Caleres, Inc. Retirement Plan

Colgate Palmolive Employees Savings and Investment Plan Trust

Brinker Capital Destinations Trust - Destinations Large Cap Equity

Fund (formerly known as Brinker Capital Trust - Destination Large Cap

Equity Fund)

Alight Solutions LLC 401K Plan Trust

MassMutual Select Funds - MassMutual Select T. Rowe Price Large Cap

Blend Fund

Legacy Health Employees’ Retirement Plan

Legacy Health

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable
By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President
Address:	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn.: Andrew Baek, Vice President and Senior Legal Counsel Phone: 410-345-2090 Email: Andrew.Baek@troweprice.com

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

T. Rowe Price Communications & Technology Fund, Inc.

TD Mutual Funds - TD Entertainment & Communications Fund

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

Address:	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn.: Andrew Baek, Vice President and Senior Legal Counsel Phone: 410-345-2090 Email: Andrew.Baek@troweprice.com

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

The Bunting Family III, LLC

Seasons Series Trust - SA Multi-Managed Mid Cap Growth Portfolio

The Bunting Family VI Socially Responsible LLC

Lincoln Variable Insurance Products Trust - LVIP T. Rowe Price

Structured Mid-Cap Growth Fund

Voya Partners, Inc. - VY T. Rowe Price Diversified Mid Cap Growth

Portfolio

T. Rowe Price Tax-Efficient Equity Fund

Lincoln Variable Insurance Products Trust - LVIP Blended Mid Cap

Managed Volatility Fund

Jeffrey LLC

The Bunting Family III, LLC

The Bunting Family VI Socially Responsible LLC

The Bunting Family Liquid TE LLC

Jeffrey LLC

Jeffrey LLC

T. Rowe Price Tax-Efficient Equity Fund

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

Address:	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn.: Andrew Baek, Vice President and Senior Legal Counsel Phone: 410-345-2090 Email: Andrew.Baek@troweprice.com

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

T. Rowe Price New America Growth Fund, Inc.

T. Rowe Price New America Growth Portfolio

T. Rowe Price Global Allocation Fund, Inc.

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President
Address:	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn.: Andrew Baek, Vice President and Senior Legal Counsel Phone: 410-345-2090 Email: Andrew.Baek@troweprice.com

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

T. Rowe Price Global Equity Fund

T. Rowe Price Global Growth Stock Fund

Equipsuper Pty Ltd as Trustee for Equipsuper Superannuation Fund

Campbell Pension Plans Master Retirement Trust

T. Rowe Price Global Growth Equity Pool

Public Service Pension Plan Fund

Teachers’ Pension Plan Fund

T. Rowe Price Global Growth Equity Trust

Kaiser Permanente Group Trust

Kaiser Foundation Hospitals

Canada Life Global Growth Equity Fund (T. Rowe Price)

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President
Address:	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn.: Andrew Baek, Vice President and Senior Legal Counsel Phone: 410-345-2090 Email: Andrew.Baek@troweprice.com

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

T. Rowe Price Global Stock Fund

Arkansas Teacher Retirement System

T. Rowe Price Global Focused Growth Equity Pool

Union Pacific Corporation Master Retirement Trust

TWU Superannuation Fund

T. Rowe Price Global Focused Growth Equity Fund

The Board of Trustees of the National Provident Fund in its capacity as trustee of the O Fund of the Global Asset Trust

Government Superannuation Fund

Superannuation Funds Management Corporation of South Australia

Superannuation Funds Management Corporation of South Australia

Hostplus Pooled Superannuation Trust

UniSuper

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President
Address:	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn.: Andrew Baek, Vice President and Senior Legal Counsel Phone: 410-345-2090 Email: Andrew.Baek@troweprice.com

Signature page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

INVESTORS:

T. Rowe Price Global Technology Fund, Inc.

TD Mutual Funds - TD Science & Technology Fund

UniSuper

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President
Address:	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn.: Andrew Baek, Vice President and Senior Legal Counsel Phone: 410-345-2090 Email: Andrew.Baek@troweprice.com

Signature page to Amended and Restated Investors’ Rights Agreement

SCHEDULE A

List of Investors

Name and Address of Investor
Alkeon Innovation Master Fund, LP
Alkeon Innovation Opportunity Master
THL K Limited
TPP Fund II Holding E Limited
Coatue CT XXXVIII LLC
Coatue CT 81 LLC
Uniform DF Holdings, LP
Investors advised or subadvised by T. Rowe Price Associates, Inc. as set forth on Schedule A-1
Base Growth I, LLC
Sands Capital Global Innovation Fund, L.P.
Sands Capital Global Innovation Fund, L.P.
Accel Growth Fund IV L.P.
Accel Growth Fund IV Strategic Partners L.P.
Accel Growth Fund Investors 2016, L.L.C.
Daniel Yanisse
Alex Estevez
Accel London V L.P.
Accel London V Strategic Partners L.P.
Accel London Investors 2016 L.P.
Digital East
Credo Stage II L.P.

Name and Address of Investor
Seedcamp III LP
SC_3_OF1 LP
SC_3_OF2 LP
CapitalG LP
CapitalG II LP
KPCB Holdings, Inc., as Nominee
Thomas F. Mendoza Revocable Trust
Sequoia Capital U.S. Growth Fund VII, L.P.
Sequoia Capital U.S. Growth VII Principals Fund, L.P.
Sequoia Capital U.S. Growth Fund VIII, L.P., for itself and as nominee
Accel Leaders Fund L.P.
Accel Leaders Fund Investors 2016 L.L.C.
Madrona Venture Fund VII, LP
Madrona Venture Fund VII-A, LP
Institutional Venture Partners XVI, L.P.
Hadley Harbor Master Investors (Cayman) II L.P.
*RTCS I UiPath, LLC
*Next Play Capital II, L.P.
*NPC UiPath, LLC
*Dentsu Digital Investment Limited Partnership
*Vista Public Strategies Fund, L.P.
*Greenspring Secondaries Fund III, L.P.
*Aiolos, L.P.

Name and Address of Investor
*Harmony Partners IV, L.P.
*Founders Circle Capital II, L.P.
*Founders Circle Capital II Affiliates Fund, L.P.
Tiger Global Investments, L.P.
Tiger Global Private Investment Partners XI, L.P.
Disruptive Technology Solutions XXX, LLC
Disruptive Technology Solutions XXXI, LLC
Formulate Ventures S2, LLC
G Squared V, LP
Alkeon Growth Master Fund Ltd
Alkeon Insurance Growth Fund
Alkeon Select SPC Fund Ltd
Alkeon Innovation Master Fund II, LP
Advantage Advisers Global Growth LLC
Advantage Advisers Global Growth Ltd
Altimeter Growth Partners Fund IV, L.P.
Altimeter Partners Fund, L.P.
SCGE Fund, L.P.
Tiger Global PIP 11 Holdings, L.P.
Tiger Global Long Opportunities Master Fund, L.P.

*Such holder’s shares of Preferred Stock were acquired through a transfer from Credo Stage II L.P. and/or Digital East Fund 2013 SCA SICAR and constitute fewer shares than are required to affect an assignment of registration rights under Section 2.10 with respect to such shares of Preferred Stock.

SCHEDULE A-1

Investors advised or subadvised by T. ROWE PRICE ASSOCIATES, INC.

Fund Name
T. Rowe Price Large-Cap Growth Fund (formerly known as T. Rowe Price Institutional Large-Cap Growth Fund)
Principal Fund, Inc.: Principal LargeCap Growth Fund I
Principal Variable Contracts Funds, Inc. LargeCap Growth Account I
Trustees of the Ohio Operating Engineers Pension Fund
Harris Corporation Master Trust
Sears 401(K) Savings Plan
Consolidated Fund of the R.W. Grand Lodge of F. and AM. Of Pennsylvania
Xerox Corporation Retirement & Savings Plan Trust
NextEra Energy Inc. Employee Pension Plan
NextEra Energy, Inc. Employee Retirement Savings Plan and the NextEra Energy, Inc. Bargaining Unit Employee Retirement Savings Plan established under the Master Trust for Retirement Savings Plans of NextEra Energy, Inc. and its Affiliates
USG Corporation Retirement Plan Trust
T. Rowe Price U.S. Equities Trust
Marriott International, Inc. Pooled Investment Trust for Participant Directed Accounts
Tucson Supplemental Retirement System
Delta Air Lines, Inc. Defined Contribution Plans Master Trust
Master Trust for Certain Tax Qualified Bechtel Retirement Plans
The KP Funds - KP Large Cap Equity Fund
City of Warwick Pension Plans
The Master Trust adopted by the Home Depot FutureBuilder and The Home Depot FutureBuilder for Puerto Rico Plans
CITY OF TALLAHASSEE PENSION FUND
Lettie Pate Evans Foundation, Inc.
Joseph B. Whitehead Foundation
Robert W. Woodruff Foundation, Inc.
Robert W. Woodruff Health Sciences Center Fund, Inc.
Ohio Public Employees Deferred Compensation Program
Prudential Retirement Insurance and Annuity Company
Toyota Motor North America, Inc. Retirement Savings Plan
Union Bank & Trust Company
Lettie Pate Whitehead Foundation, Inc.
The Community Foundation for Greater Atlanta, Inc.

Fund Name
Leonardo DRS, Inc. 401(k) Plan
The Profit Sharing Plan of Quest Diagnostics Incorporated
American Airlines, Inc. 401(k) Plan and the American Airlines, Inc. 401(k) Plan for Pilots
Fresno County Employees Retirement Association
RR Donnelley Savings Plan Trust
Bank of the West 401(k) Plan

T. Rowe Price Growth Stock Fund, Inc.
Seasons Series Trust - SA T. Rowe Price Growth Stock Portfolio
Voya Partners, Inc. - VY T. Rowe Price Growth Equity Portfolio
Lincoln Variable Insurance Products Trust - LVIP T. Rowe Price Growth Stock Fund
Penn Series Funds, Inc. - Large Growth Stock Fund
T. Rowe Price Growth Stock Trust
Sony Master Trust
Prudential Retirement Insurance and Annuity Company
Aon Savings Plan Trust
Brighthouse Funds Trust II - T. Rowe Price Large Cap Growth Portfolio
Caleres, Inc. Retirement Plan
Colgate Palmolive Employees Savings and Investment Plan Trust
Brinker Capital Destinations Trust - Destinations Large Cap Equity Fund (formerly known as Brinker Capital Trust - Destination Large Cap Equity Fund)
Alight Solutions LLC 401K Plan Trust
MassMutual Select Funds - MassMutual Select T. Rowe Price Large Cap Blend Fund
Legacy Health Employees’ Retirement Plan
Legacy Health

T. Rowe Price Communications & Technology Fund, Inc.
TD Mutual Funds - TD Entertainment & Communications Fund

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.
The Bunting Family III, LLC
Seasons Series Trust - SA Multi-Managed Mid Cap Growth Portfolio
The Bunting Family VI Socially Responsible LLC
Lincoln Variable Insurance Products Trust - LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Voya Partners, Inc. - VY T. Rowe Price Diversified Mid Cap Growth Portfolio

Fund Name
T. Rowe Price Tax-Efficient Equity Fund
Lincoln Variable Insurance Products Trust - LVIP Blended Mid Cap Managed Volatility Fund
Jeffrey LLC
The Bunting Family III, LLC
The Bunting Family VI Socially Responsible LLC
The Bunting Family Liquid TE LLC
Jeffrey LLC
Jeffrey LLC

T. Rowe Price Tax-Efficient Equity Fund

T. Rowe Price New America Growth Fund, Inc.
T. Rowe Price New America Growth Portfolio
T. Rowe Price Global Allocation Fund, Inc.

T. Rowe Price Global Equity Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Institutional Global Growth Equity Fund
Equipsuper Pty Ltd as Trustee for Equipsuper Superannuation Fund
Campbell Pension Plans Master Retirement Trust
T. Rowe Price Global Growth Equity Pool
Public Service Pension Plan Fund
Teachers’ Pension Plan Fund
T. Rowe Price Global Growth Equity Trust

T. Rowe Price Global Stock Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
Arkansas Teacher Retirement System
T. Rowe Price Global Focused Growth Equity Pool
Union Pacific Corporation Master Retirement Trust

T. Rowe Price Global Technology Fund, Inc.
TD Mutual Funds - TD Science & Technology Fund
UniSuper
T. Rowe Price Large-Cap Growth Trust

Fund Name
T. Rowe Price Large-Cap Growth Trust I
Kaiser Permanente Group Trust
Kaiser Foundation Hospitals
Hostplus Pooled Superannuation Trust
Government Superannuation Fund
The Board of Trustees of the National Provident Fund in its capacity as trustee of the O Fund of the Global Asset Trust